Exhibit 99.1

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE Case No. 17-11101 (KJC) Reporting Period: July 29,2017 to August 26, 2017 In re Katy Industries, Inc., et al. MONTHLY OPERATING REPORT Document Explanation Affidavit/Supplement REQUIRED DOCUMENTS Form No Attached Attached Attached This Monthly Operating Report has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in theses chapter 11 cases and is in a format that the Debtors believe is acceptable to the Office of the United States Trustee. The fmancial information provided in this Monthly Operating Report is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited and is not prepared in accordance with general acceptable accounting principles in the United States. I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief. Signature of Debtor Date Signature of Joint Debtor Date Signature of Authorized Indi vidual• Date Robert W.Zimmer Chief Financial Officer Printed Name of Authorized Individual Title of Authorized Individual •Copies of the Bank Statements and cash disbursements journals are not included witb this Monthly Operating Report due to the voluminous nature of these reports and are available upon reasonable request in writing to counsel of the Debtors. •Authorized individual must be an officer, director or shareholder if debtor is a corporation;a partner if debtor is a partnership; a manager or member if debtor is a limited liability eompany. FORMMOR-1 (04107) ··-Schedule of Cash Receipts and Disbursements MOR-1 YES Certification of Bank Account Reconciliation MOR-Ia YES Schedule of Professional Fees Paid MOR-Ib YES Schedule of Bank Reconciliation MOR-lc YES Statement of Operations MOR-2 YES Balance Sheet MOR-3 YES Status of Post-petition Debts and Certificate of Payroll Tax Deposits MOR-4 YES Listing of aged post-petition accounts payable MOR-4a YES Accounts Receivable Reconciliation and Ap,inp, MOR-5 YES Debtor Questionnaire MOR-5 YES

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

--	x	
	:	Chapter 11
In re:	:	Case No. 17-11101 (KJC)
	:	(Jointly Administered)
KATY INDUSTRIES, INC., *et al.*,[1]	:	
	:	**Reporting Period: July 29, 2017 to August 26, 2017**
Debtors.	:	
--	x	

GENERAL NOTES

Description of the Chapter 11 Cases: On May 14, 2017 (the "Petition Date"), each of the Debtors filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The Debtors' chapter 11 cases are jointly administered for procedural purposes only under the case caption *In re Katy Industries, Inc., et al.*, Case No. 17-11101 (KJC) (Bankr. D. Del.) pursuant to an order entered by the Bankruptcy Court on May 16, 2017 [Dkt. No. 37]. On May 26, 2017, the Office of the United States Trustee for the District of Delaware (the "U.S. Trustee") appointed seven members to the statutory committee of unsecured creditors pursuant to section 1102(a)(1) of the Bankruptcy Code [Dkt. No. 75]. On June 23, 2017, the U.S. Trustee held a meeting of creditors in the Debtors' chapter 11 cases pursuant to section 341 of the Bankruptcy Code, which was adjourned and continued to August 24, 2017. At the conclusion of the continued 341 hearing, the U.S. Trustee further continued the 341 hearing to a later date. On July 10, 2017, the Debtors filed their respective schedules of assets and liabilities and statements of financial affairs.

Also on the Petition Date, the Debtors filed a motion, seeking authority to sell substantially all of their assets (the "Sale") under section 363 of the Bankruptcy Code [Dkt. No. 18], which contemplated a sale of substantially all of the Debtors' assets to the stalking horse purchaser, Jansan Acquisition, LLC (the "Stalking Horse Purchaser"), subject to higher or otherwise better offers. On June 19, 2017, the Bankruptcy Court entered an order, approving the stalking horse protections, the procedures related to assumption and assignment of certain executory contracts and unexpired leases under section 365 of the Bankruptcy Code, and the form and manner of certain notices related to the Sale [Dkt. No. 163] (the "Bidding Procedures Order"). The Stalking Horse Purchaser submitted the only Qualified Bid (as defined in the Bidding Procedures Order), and on July 12, 2017, the Debtors announced that the Stalking Horse Purchaser was the Successful Bidder for the purchase of substantially all of the Debtors' assets [Dkt. No. 276]. On July 18, 2017, the Bankruptcy Court entered the order approving the Sale [Dkt. No. 295]. The Sale closed on July 21, 2017, and the Debtors are in the process of winding down their estates. (*See Notice of Closing of Sale of Substantially All of the Debtors' Assets,* Dkt. No. 314.)

---

[1] The Debtors in these chapter 11 cases, along with the last four digits of each Debtor's federal tax identification number, where applicable, are: Katy Industries, Inc. (7589), Continental Commercial Products, LLC (3898), FTW Holdings, Inc. (7467), Fort Wayne Plastics, Inc. (7470), Wabash Holding Corp. (9908), Katy Teweh, Inc. (9839), WII, Inc. (0456), TTI Holdings, Inc. (8680), GCW, Inc. (5610), Hermann Lowenstein, Inc. (4331), American Gage & Machine Company (7074), WP Liquidating Corp. (2310), Ashford Holding Corp. (8113), and HPMI, Inc. (4677). The corporate headquarters and the mailing address for the Debtors listed above is 11840 Westline Industrial Drive, Suite 200, St. Louis, MO 63146.

1

Additional information about the Debtors' chapter 11 cases, court filings, and claims information is available at the Debtors' restructuring website: www.jndla.com/cases/katy. Debtors' Financial Statements: The financial statements and supplemental information contained in this Monthly Operating Report are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America ("U.S. GAAP") in all material respects. Financial Accounting Standards Board Accounting Standards Codification 852 (Reorganizations) ("ASC 852"), which is applicable to companies in chapter 11, requires that fmancials for periods after the filing of a chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. The financial statements have been prepared in accordance with ASC 852. The unaudited financial statements have been derived from the books and records of the Debtors. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that financial information could be subject to change that can be material. The Debtors, however, are not required to update this Monthly Operating Report to reflect more current facts or estimates, or upon the occurrences of future events, including ifthe facts, estimates, or assumptions upon which this Monthly Operating Report is based change. The information furnished in this Monthly Operating Report includes preliminary normal recurring adjustments. There can be no assurance that the consolidated fmancial information presented in this Monthly Operating Report is complete, and readers are strongly cautioned not to place reliance on this Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Debtors. The results of operations contained in this Monthly Operating Report are not necessarily indicative of results that may be expected from any other period or for the full year and may not necessarily reflect operations, financial position, or cash flows of the Debtors in the future. The Debtors do not make any representation to any person regarding the Debtors' future results. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. Fiscal Year: The Company operates and reports using a 4-4-5 fiscal year which always ends on December 31. Intercompany Transactions: Intercompany transactions between the Debtors and non-debtor affiliates have not been eliminated in the financial statement contained in this Monthly Operating . Report. No conclusion as to the legal obligation related to these intercompany transactions is made by the presentation herein. Liabilities: As a result of the chapter 11 filings, the payment ofprepetition indebtedness is subject to compromise or other treatment under a plan of liquidation. The determination of how liabilities will ultimately be settled or treated cannot be made until the Bankruptcy Court approves a chapter 11 plan of liquidation. Accordingly, the ultimate amount of such liabilities is not determinable at this time. 2

Reorganization Items: ASC 852 requires expenses and income directly associated with chapter 11 filings to be reported separately in the income statement as reorganization items. Reorganization items includes expenses related to legal advisory and representation services, other professional consulting and advisory services, debtor-in-possession financing fees, and changes in liabilities subject to compromise recognized as there are changes in allowed as claims. amounts expected to be 3

UNITED STATES BANKR U PTCY COURT DISTRICT OF DELAWARE In re: Katy Industries, Inc., ct al. Debtors Case No.l7-11101 (KJC) Reporting Period: July 29, 2017 to A ugust 26, 2017 SCHEDULE OF CASH RECEIPTS AN D OISBURSEMl:NTS LEG AL ENTITIES Continental Commercial Products, LLC Ka ty Ind ustr;ies, Inc. Cumulative from Petition Date Fort Wayne Plastics, Inc. Total (3,422) s s s CASH BEGINNTNG OF MONTH $ 4,575,1 99 2,449,186 7,020,963 2,004,973 $ RECEIPTS COLLECTIONS OF ACCOUNTS RECEIVABLE DIP LOAN PROCEEDS CASH COLLATERAL PROCEEDS, NET SALE OF ASSETS OTHER (ATTACH LIST) TRANSFERS FROM/(TO) DIP ACCTS TRANSFERS TO/(FROM) CCP TOTAL RECEIPTS s s s s $ 12,275,079 7,312,500 (3,447,583) 1,723,856 611,738 0 0 0 0 0 0 0 66,1 1 1 0 0 0 93,342 0 -71,168 0 0 0 0 0 0 0 93,342 0 0 5,055 s s 22,174 s 5,055 s s 66,111 93,342 18,470,591 DISBURSEMENTS INVENTORY & COMPONENTS PAYROLL& TAXES TEMPORARY SERVICES EM PLOYEE BENEFI TS RENTS UTILITIES FREIGHT & LOGISTICS LEASES COMMISSIONS SUPPLIES & OT·t lER GENERAL INSURANCE OTHER PRE-PETITION CLAIMS INTEREST & FEES s s s s $ 4,628,680 2,747,375 116,712 637,991 444,319 562,838 947,827 28,492 45,783 772,561 703,715 120,963 990,248 210,708 0 0 0 0 0 0 0 0 0 0 0 0 0 1,818 0 0 0 0 0 0 0 0 0 20,000 0 6,499 2,515 0 0 0 -1,397 0 0 0 0 0 0 0 0 4,333 0 0 0 -1,397 0 0 0 0 0 20,000 0 6,499 1,1 18 s $ $ 28,317 $ 29,436 $ 12,958,21 1 PROFESSIONAL FEES-Schedule Anacbed U.S. TRUSTEE QUA RTERLY FEES COURT COSTS TOTAL DISBU RSEMENTS 2,472,913 26,325 10,840 0 0 0 2,483,754 26,325 2,916,237 26,325 0 0 0 0 0 2,499,238 s s $ 39,158 $ 1,1 18 $ 2,539,514 15,900,773 {16,983) s s s N ET CASH FLOW (2,433,127) $ $ 3,936 (2,446,172) 2,569,819 (RECEIPTS LESS DISBURSEMENTS) 2,432 203 s CASII-END Of MONTH $ 2 1 42 071 515 $ 4 574.791 4 574.792 $ $ s s TOTAL DISBU RSEMENTS LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS PLUS: ESTATE DISBURSEM ENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts) TOTAL DISBURSEMENTS FOR CALCULATING U.S.TR USTEE QUARTE RLY FEES 2,539,514 0 0 15,900,772 0 0 s $ 2,539,514 15,900,772 All other debtors listed in footnote I of this Monthly Operati ng Report but not reflected on this Schedule of Cash Receipts and Disbursements are inactive entities and, thus, have no receipts or disbursements. FORMMOR-1 (04/Q7)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re: Katy Industries, Inc., et al. Debtors Case No.17-11101 (KJC) Reporting Period: July 29,2017 to August 26,2017 CONSOLIDATING SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS I I I RABOBANK BMO Harris Total BANK ACCOUNT NO 1166 1167 1168 1169 9460 8357 Accounts Payable Professional Fee Escrow DLP Account Utility Escrow 503(b)9 UMR Insura nce ACCOUNT NAME 4,575,1 99 CASH BEGINNING OF MONTH $ 3,1 29,517 $ 865,467 $ 20,000 $ 600,000 $ (31 ,525) $ (8,261) $ RECEIPTS COLLECTIONS OF ACCOUNTS RECEJVABLE DIP LOAN PROCEEDS CASH COLLATERAL PROCEEDS SALE OF ASSETS OTHER (ATTACH LIST) TRANSFERS (To)/From CCP Transfers From DIP Account TRANSFERS FROMI(TO) DIP ACCTS 0 0 0 0 0 66,1 1 1 0 0 0 31 ,525 34,586 66,111 TOTAL RECE LPTS $ $ $ $ $ 31,525 $ 34,586 $ DISBURSEMENTS INVENTORY & COMPONENTS PAYROLL & TAXES TEMPORARY SERVICES EMPLOYEE BENEFITS RENTS UTILITIES FREIGHT & LOGISTICS LEASES COMMI SSIONS SUPPLIES & OTHER GENERAL INSURANCE OTHER (ATTACH LIST) PRE-PETITION CLAIMS INTEREST & FEES TAXES 0.00 0 0 0 0 0 0 0 0 0 0 0 0 0 0 - $ $ $ $ $ $ $ 2,472,913 26,325 0 PROFESSIONAL FEES-Schedule Attached U.S. TRUSTEE QUARTERLY FEES COURT COSTS TOTAL DISBURSEMENTS $2,472,913 26,325 $ 2,472,913 $ $ $ $ $ 26,325 $ 2,499,238 $ NET CASH FLOW (RECEI PTS LESS DISBURSEMENTS) $ (2,472,913) $ $ $ 31 ,525 $ 8,261 $ (2,433,127) $ 656,604 $ $ $ 600,000 $ (0) $ $ 2,142,071 CASH -END OF MONTH 865,467 20,000 (02 FORMMOR-1 (04/07)

U "JTED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re:Katy Industries, Inc., et al. Debtors Case No. 17-11101(KJC) Reporting Period: July 29,2017 to August 26,2017 CONSOLJOATING SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS I BMOHarris I BANK ACCOU NT NO Tota l 8892 8224 2407 8918 9394 CENTREX Accounts Payable 9452 9386 CCPAccount Payable ACCOUNT NAME CASH BEGI NNING OF MONTH RECEI PTS COLLECTIONS OF ACCOUNTS RECEIVABLE CASH COLLECTED ON BEHALF OF THE BUYER CASH TRANSFERRED TO BUYER TRANSFERS FROM DIP ACCOUNT CASH COLLATERAL PROCEEDS SALE OF ASSETS OTHER (ATTACH LIST) FUNDS TRANSFER -OPERATING ACCOUNT FUNDS TRANSFER-Cash Collateral Lockbox 509,521 Operating Cash Collatera l Payroll Pay roll s s (0) s $ 740,566 1,466,991 $ (267,890) $ $ 2,449,188 $ 0 3,071,634 (3,795,773) 0 0 0 93,342 (71 ,168) 0 0 3,071 ,634 (3,409,431) $ (386,342) 93,342 (300,410) 227,424 $ 1,818 (593,410) s s s TOTAL RECEIPTS DISBURSEMENTS INVENTORY & COMPONENTS PAYROLL&TAXES TEMPORARY SERVICES EMPLOYEE BENEFITS RENTS UTILITiES FREIGHT & LOGISTICS LEASES COMMISSIONS SUPPLIES & OTHER GENERAL INSURANCE OTHER (ATTACH LIST) PRE-PETITION CLAIMS INTEREST & FEES $ (337,797) $ 227,424 $ 1,818 $ $ (701 ,965) $ 1,818 1,818 0 0 0 0 0 0 0 0 0 20,000 0 6,499 20,000 6,499 $ $ 26,499 $10,840 $ $ $ $ 1,818 $ $ 28,317 $10,840 0 0 PROFESSIONAL FEES-Schedule Altacbed U.S. TRUSTEE QUARTERLY FEES COURT COSTS TOTAL DISBURSEMENTS NET CASH FLOW (RECEIPTS LESS DISBURS EMENTS) s $ $ 37,340 $ $ $ 1,818 $ $ 39,158 s $ (337,797) $ (630,749) $ 227,424 $ $ 0 $ $ (741,123) $ 1 71 ,724 $ 109,81 7 $ CASH - EN D OF MONTH OTHER RECEIPTS Insurance Ref1mds Cobra Receipts 1,466,991 $ {40,467) $ $ 0 $ $ I 708 065 $ 84,023 9 319 s $ $ $ 93,342 $ $ $ OTHER DISBU RSEMENTS Ordinary Course Professionals Directors Fees $ 20000 s $ 20 000 $ $ $ $ FORM MOR-1 (04/07)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re: Katy Industries, Inc., et al. Debtors Case No. 17-11101 (KJC) Reporting Period: July 29, 2017 to August 26, 2017 CONSOLIDATING SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS I BMOHarris I Total BANK ACCOUNT NO 1654 1639 1670 Account Payable Lockbox Operating ACCOUNT NAME Petty Cash CASH BEGINNING OF MONTH $515 $0 $0 ($3,937) ($3,421) RECEIPTS COLLECTIONS OF ACCOUNTS RECEIVABLE CASH COLLECTED ON BEHALF OF THE BUYER CASH TRANSFERRED TO BUYER DIP LOAN PROCEEDS TRANSFER TO CASH COLLATERAL SALE OF ASSETS OTHER (ATTACH LIST) TRANSFERS FROM/(TO) OPERATING ACCT TRANSFERS FROM CCP TOTAL RECEIPTS $0 399,771 (400,287) 0 0 0 0 5,055 0 399,771 (400,287) 2,515 2,539 ($515) $0 $2,515 $2,539 $4,539 DISBURSEMENTS INVENTORY & COMPONENTS PAYROLL& TAXES TEMPORARY SERVICES EMPLOYEE BENEFITS RENTS UTrLITIES FREIGHT & LOGISTICS LEASES COMMISSIONS SUPPLIES & OTHER GENERAL INSURANCE OTHER (ATTACH LIST) PRE-PETITION CLAIMS INTEREST & FEES $0 2,515 0 0 0 (1,397) 0 0 0 0 0 0 0 0 0 2,515 (1 ,397) $0 $0 $2,515 ($1,397) $1,1 1 8 PROFESSIONAL FEES-Schedule Attached U.S. TRUSTEE QUARTERLY FEES COURT COSTS TOTAL DISBURSEMENTS 0 0 0 $0 $0 $2,515 ($1,397) $1 ,1 18 NET CASH FLOW (RECELPTS LESS DISBURSEMENTS) ($51 5) $0 $0 $3,936 $3,421 CASH - END OF MONTH ($0) $0 $0 ($0) ($0) FORMMOR-1 (04/07)

UNITED STATES BANKRUPTCY COURT DISTRJCT OF DELAWARE In re: Katy Industries, Inc., et al. Debtors Case No. 17-11101 (KJC) Reporting Period: July 29,2017 to August 26,2017 DECLARATION REGARDING THE STATUS OF BANK RECONCILIATIONS OF THE DEBTORS Robert W. Zimmer hereby declares under penalty of peljury: 1. I am the Chief Financial Officer ofKaty Industries, Inc., one of the debtors in these chapter 11 cases (the "Debtors"). In that capacity, I am familiar with the day-to-day operations, business affairs and books and records of the Debtors. I am authorized to submit this Declaration on behalf of the Debtors. 2. All statements in the Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge ofthe Debtors' operations and financial condition. lfl were called upon to testifY, I could and would testily to each of the facts set forth based on such personal knowledge, review of documents, discussions with other employees of the Debtors, or opinion. 3. To the best of my knowledge, the Debtors' bank balance as of August 26, 2017 have been reconciled in an accurate and timely manner. Dated: September 25, 2017 Respectfully submitted, By: Robert W. Zimmer Title: ChiefFinancial Officer FORMMOR-1 (04/07)

In re: Katy Industries, lnc., et al. Debtors Case No. 17-11101 (JKC) Reporting Period:July 29,2017 to August 31,2017 SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID This schedule is to include all retained professional payments from case inception to current month. Payor 8/24/201 7 s 8/31/2017 DLA Piper LLP DLA Piper LLP June-17 July-17 Katy Industries, Inc. Katy Industries, Inc. Wire Wire 849,698 $ 506,535 47,172 27,263 s 1,356,233 $ 74,435 Lincoln International LLC Success Fee Katy Industries, Inc. Wire 8/28/2017 905,000 975,000 0 Sierra Constellation Partners LLC July-17 Katy Industries, Inc. Wire 8/30/2017 127,863 9,382 381,268 35,460 JND Corporate Restructuring August-17 Continental Coml Products Wire 10,840 83,000 10,840 s 2.389,096 $ 94 658 $2,795 501 $ 120,735 FORMM'OR-1 (04107)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re: Katy Industries, Inc., et al. Debtors Case No. 17-11101 (JKC) Reporting Period: July 29, 2017 to August 26, 2017 Schedule of Bank Reconciliations Less - Account Number Bank Account Name Balance per Bank Outstanding Checks Balance per General Ledger Company Other Items Amount Katy Industries, Inc. Professional Fee Escrow DIP Account Utility Escrow 503(b)9 Rabobank Rabobank Rabobank Rabobank 1166 1167 1168 1169 $ 656,604 865,467 20,000 600,000 $ 656,604 865,467 20,000 600,000 - $ 2,142,071 $ $ $ 2,142,071 - - BMOHarris BMO Harris 9460 8357 UMR Insurance Accounts Payable $ $ - - - $ $ $ $ $ - $ $ $ 2,142,071 2,142,071 Contential Commercial Products, LLC BMO Harris BMO Harris BMOHarris BMO Harris BMO Harris BMO Harris BMO Harris 8224 2407 8892 8918 9386 9394 9452 Operating Account Cash Collateral Lockbox Accounts Payable Payroll Accounts Payable Payroll $ 109,816 1 ,466,991 171 ,724 - $ 109,816 1,466,991 1 71,724 (40,467) (40,467) - $ 1,748,531 $ (40,467) $ $ 1,708,064 Fort Wayne Plastics, Inc. BMOHarris BMO Harris BMO Harris Petty Cash - 1639 1654 1670 Operating Account Lockbox Accounts Payable $ $ - - - $ $ $ $ FORMMOR-1 (04/07)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re: Katy Industries, Inc., et al. Debtors Case No.17-11101 (KJC) Reporting Period:July 29, 2017 to August 26, 2017 CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited) Cumulative Filing to Date REVENUES Net sales Period $ $ 13,084,117 Cost of Goods Sold 11,919,486 1 ,164,631 Gross Margin $ $ Selling & Administration Selling Expenses Administrative Expenses Total Selting & Administrative Expense 625,166 1,792,791 $ $ 147,975 $ 147,975 $ 2,417,957 Operating Profit/(Loss) $ (147,975) $ (I ,253,326) Non-operating (Income)/expense Interest Expense Interest Income Other (Income)/Expense Total non-operating Net Profit (Loss) Before Reorganization Items REORGANIZATrON ITEMS Professional Fees U. S. Trustee Quarterly Fees Gain (Loss) from Sale of Equipment Other Reorganization Expenses Total Reorganization Expenses Pre-Tax lncome/(loss) Income Taxes Net Income/(Loss) $ $ 1,890,265 (4,217) (13,667 $ $ 1,872,381 $ (147,975) $ (3,125,707) $ 2,483,754 21,775 1,253,443 $ 2,916,236 26,325 19,321,882 739,382 $ 1,252,085 $ p5,639,939 $ (1,400,060) $ 12,514,232 5,000 12,509,232 (1,400,060) $ $ FORMMOR-1 (04/07)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE Case No. 17-11101(KJC) Reporting Period:July 29,2017 to August 26,2017 ln re: Katy Industries, Inc., et al. Debtors CONSOLIDATING STATEMENT OF OPERATIONS SeeMOR-2b Consolidated Fort Wayne Holdings, Inc. $ See MOR-2c 17-11101 17-III02 Continental Commercial Products, LLC $ Case No: I<Bty Industries, Inc. $ Inactive Subsidiaries Eliminations REVENUES Net Sales Consolidated $ $ Cost of Goods Sold $ $ Gross Margin $ $ $ $ Selling & Administration Selling expense Administrative Expense Total Selling & Administrative Expense $ $ $ $ 147,975 147,975 1 77,617 177,617 (29,642) $ $ $ (29,642) $ $ $ Operating Profit/(Loss) (147,975) $ (177,617) $ 29,642 $ $ $ $ Non-operating (lncome)/expense Interest Expense Interest Income Other (Income)/Expense Total non-operating Net Profit (Loss) Before Reorganization Items REORGANIZATION ITEMS Professional Fees U. S. Trustee Quarterly Fees Gain (Loss) from Sale of Equipment Other Reorganization Expenses Total Reorganizationl(ineome) Expenses Pre-Tax lncome/(Loss) Income Taxes Net Income!(Loss) $ $ $ $ $ $ $ $ (147,975) $ $ $ $ $ $ $ $ (177,617) 29,642 $ s 2,483,754 21,775 1 ,253,443 2,472,913 21,775 (444,079) 10,840 $ $ $ $ 1,270,832 426,690 (426,690) s 1,252,085 ( I ,400,060) 2,938,767 (3,116,384) $ $ (I,259,992) $ $ $ $ $ $ $ 1 ,289,634 $ 426,690 $ $ 426,690 s $ (1,400,060) $ (3, 116,384) $ 1 ,289,634 $ FORMMOR-1 (04107)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE Case No.17-11101 (KJC) Reporting Period: July 29,2017 to August 26, 2017 In re: Katy Industries, Inc., et al. Debtors CONSOLIDATING STATEMENT OF OPERATIONS-FORT WAYNE HOLDINGS, Inc.& SUBSIDIARY 17-11104 Case No: 17-11103 Consolidated Fort Wayne Holdings, Inc. Fort Way ne Holdings, Inc. Fort Way ne Plastics, Inc. Eliminations REVENUES Net Sales Cost of Sales Gross Ma rgin $ $ $ $ Selling & Administration Selling Expense Administrative Expense Total Selling & Administrative Expense $ $ $ $ $ $ $ $ Operating Profit/(Loss) $ $ $ $ Non-operating (locome)/expense interest Expense interest Income Other (lncome)/Expense Total non-operating Net Profit (Loss) Before Reorganization ltems REORGANIZATION ITEMS Professional Fees U.S. Trustee Quarterly Fees Gain (Loss) from Sale of Equipment Other Reorganization Expenses Total Reorganization Ex penses Pre-Tax income/(Loss) income Taxes Net Tncome/(Loss) $ $ $ $ $ $ $ $ $ $ 426,690 426,690 $ $ 426,690 $ $ 426,690) $ 426,690 $ 426,690 $ $ $ 426,690 $ $ $ 426,690 FORMMOR-1 (04/07)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re: Katy Industries, Tnc., et al. Debtors Case No. 17-11101 (KJC) Reporting Period: July 29, 2017 to August 26,2017 CONSOLIDATING STATEMENT OF OPERATIONS-INACTlVE SUBSIDIARIES 17·11105 17-11106 17·11107 17-11108 17-11109 17-llllO 17-11111 17-11112 17-11113 17-11114 Case No: American Gage& Machine Company Hermann Lowenstein I nc. WP Liquidati ng Corp Inactive Subsidiaries Wabash Holding Corp KatyTewch, Inc. Til Holdings, Inc. Ashford Holding Corp Wll,lnc. GCW,Inc. HPM I, Inc. REVENUES Net Sales s s s $ $ $ $ $ $ $ $ COST OF GOODS SOLD Cost of Sales s s s s s s s s $ $ s $ $ $ s $ G ross Margin $ $ $ $ $ $ Selling & Administration Selling Expense Administrative Expense Total Selling & Administrative Expense $ ---r s $ - - - - -$ $ s $ $ $ $ s $ s s Operating Profit/(Loss) $ $ $ $ $ $ Non-operating (lncome)/expeose Interest Expense Interest l11come Other (lncomeYExpense Total non-operating Net Profit (Loss) Before Reorganization Items REORGANIZATION ITEMS Professional Fees U. S. Trustee Quarterly Fees Gain (Loss) from Sale of Equipment Other Reorganization Expenses Total Reorganization Expenses Pre-Tax IJ1come/(Loss) Income Taxes et lncome/(Loss) $ $ $ $ $ $ $ $ $ $ $ $ $ $ s $ $ $ $ $ $ $ s s $ $ $ $ $ $ s $ $ $ $ $ $ $ $ $ $ $ $ s s $ $ $ $ $ $ $ $ $ s $ $ $ $ $ $ $ $ $ $ s s $ $ $ $ $ $ $ $ FORM MOR-1 (04/07)

TED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re: Katy Industries, Inc., et al. Debtors Case No.17-11101 (KJC) Period: Ending: August 26,2017 CONSOLIDATED BALANCE SHEET (Unaudited) Prior Petition Date August 31, 2017 Period ASSETS CURRENT ASSETS Unrestricted Cash and Equivalents Accounts Receivable (Net) Notes Receivable Inventories, net Prepaid Expenses Net Inter-company accounts Other Current Assets TOTAL CURRENT ASSETS PROPERTY AND EQUIPMENT Land and improvements Buildings and improvements Machinery and equipment Less Accumulated Depreciation TOTAL PROPERTY & EQUIPMENT OTHER ASSETS Goodwill, net Lease Deposits Notes Receivable Other intangible assets, net lnve tment in unconsolidated subsidiaries TOTAL OTHER ASSETS TOTAL ASSETS $ 2,004,972 7,879,871 $ 3,850,137 $ 7,020,962 6,711,037 414,869 174,499 580,435 517,276 993,373 42,796 $ 4,843,509 $ 7,581,034 $ 17,765,683 $ $ 285,129 6,897,720 44,706,564 (36,533,567) $ $ $ $ 15,355,846 $ 24,318,535 200,449 608,519 7,785,688 18,966,005 $ $ 631 ,995 631,995 2,164,931 2,164,931 $ 2,796,926 $ 2,796,926 $ 51 ,879,196 $ 7,640,435 $ 10,377,960 $ 85,000,725 FORMMOR-1 (04/07)

TED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re: Katy Industries, Inc., et al. Debtors Case No. 17-11101 (KJC) Period:Ending: August 26, 2017 CONSOLIDATED BALANCE SHEET (Unaudited) Prior Petition Date August 31, 2017 Period LIABILITIES AND OWNER EQUITY LIABILITIES Current Liabilities Accounts Payable - Pre-Petition Accounts Payable - Post Petition Accrued Expenses Accrued Compensation Accrued Interest TOTAL CURRENT LIABILITIES SECURED DEBT Revolver Senior Term Notes Subordinated Debt Capital Leases Shareholder Notes Total Secured Debt NON-CURRENT LIABILITIES Post retirement benefits Deferred Compensation Deferred taxes GAAP Lease Obl igations $ 19,896,780 $ 19,764,602 $ 21,369,781 1,161,078 2,630,721 7,169,231 657,737 52,885 $ 21,057,858 $ 22,395,323 $ 29,249,634 13,019,108 6,510,000 36,718,401 351,447 321,168 330,355 330,355 330,355 330,355 $ 56,920,124 $ $ 1,203,156 499,624 122,000 5,843,111 $ 49,982 470,703 $ 49,982 470,703 $ TOTAL NON-CURRENT LIABILITIES TOTAL LIABILITIES SHAREHOLDERS EQUITY Convertible Preferred Stock Common Stock Additional Paid-In Capital Accumulated other comprehensive loss Retained Earnings - Pre-Petition Retained Earnings-Post-Petition Treasury Stock TOTAL SHAREHOLDERS EQUITY TOTAL LIABILITIES AND OWNERS' EQUITY 520,685 520,685 7,667,891 $ $ $ $ 23,246,363 $ 21,908,897 $ 93,837,649 $ I 08,256,190 9,822,204 1 96,337,115 (651,660) (319,109,391) 12,513,782 (21,436,702) $ I 08,256,190 9,822,204 196,337,115 (651,660) (319,109,391) 13,913,842 (21,436,702) $ I08,256,190 9,822,204 31,148,825 (651,660) (135,975,781) (21,436,702) $ (14,268,462) $ (12,868,402) $(8,836,924) 85,000,725 $ 7,640,435 $ 10,377,961 $ FORM MOR-1 (04/07)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re: Katy Industries, Inc., et al. Debtors Case No. 17-11101 (KJC) CONSOLIDATING BALANCE SHEET (Unaudited) As of August 26, 2017 17-11101 17-11102 See MOR-3b See MOR-3c Continental Commercial Products, LLC Consolidated Fort Wayne Holdings, Inc. Katy Industries, Inc. Inactive Subsidiaries Consolidated Eliminations ASSETS CURRENT ASSETS Unrestricted Cash and Equivalents Accounts Receivable (Net) Inventories, net Prepaid Expenses Net Inter-company accounts Other Current Assets TOTAL CURRENT ASSETS PROPERTY AND EQUIPMENT Land a nd improvements Buildings and improvements Machinery and equipment Less Accumulated Depreciation TOTAL PROPERTY & EQUIPMENT OTHER ASSETS Goodwill, net Lease Deposits Notes Receivable Other intangible assets, net Investment in unconso]jdated su bsidiari es TOTAL OTHER ASSETS - - $ $ 3,850,137 - $ 2,142,071 1,708,065 $ $ 0 993,373 3,833,296 (140,199,010) 1,622,162 332,103 135,404,821 4,843,509 3,833,296 (1 38,056,938) 3,330,228 332,103 $ 135,404,821 - - $ $ - - - - - - - $ $ $ $ $ $ $ $ $ 631,995 631,995 2,164,931 (136,147,134) 138,312,065 $ $ 2,796,926 $ (136,147,134) $ 1 38,312,065 $ 631,995 $ TOTAL ASSETS $ 7,640,435 $ (132,313,838) $ 255,127 $ 3,962,223 $ 332,103 $ 135,404,821 FORMMOR-1 (04/07)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re: Katy Industries, Inc., et al. Debtors Case No. 17-11101 (KJC) CONSOLIDATING BALANCE SHEET (Unaudited) As of August 26,2017 See MOR-3c 17-11101 17-11102 See MOR-3b Continental Commercial Products, LLC Consolidated Fort Wayne Holdings, Inc. Katy Industries, Inc. Inactive Subsidiaries Consolidated Eliminations LIABILITIES AND OWNER EQUITY LIABILITIES Current Liabilities Accounts Payable Pre-Petition Accounts Payable Post-Petition Accrued Expenses Accrued Compensation Accrued Interest TOTAL CURRENT LIABILITIES Debt Revolver Senior Term Notes Subordinated Debt Capital Leases Shareholder Notes 'Total Debt NON-CURRENT LIABILITIES Post retirement benefits Deferred Compensation Deferred taxes GAAP Lease Obligations TOTAL NON-CURRENT LIABILITIES TOTAL LIABILITIES - $ 1 9,896,780 $ $ 2,564,293 $ 1 4,989,153 $2,343,335 $ . 1 ,161,078 765,000 396,077 . $ 21,057,858 $ $ 3,329,293 $ 14,989,153 $ 2,343,335 $ 396,077 - - $ $ $ 330,355 330,355 - - - $ 330,355 $ $ $ 330,355 $ $ - $ 49,982 470,703 $ $ 49,982 470,703 - - - $ $ 49,982 520,685 $ $ 470,703 $ $ - $ $ 446,059 $ 21,908,898 $ 3,799,995 $ 15,319,508 $ 2,343,335 FORM MOR-1 (04/07)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re: Katy Industries, Inc., et al. Debtors Case No. 17-11101 (KJC) CONSOLIDATING BALANCE SHEET (Unaudited) As ofAugust 26, 2017 17-11101 17-11102 See MOR-3b See MOR-3c Continental Commercial Products, LLC Consolidated Fort Wayne Holdings, Inc. Inactive Subsidiaries Katy Industries, Inc. Consolidated Eliminations SHAREHOLDERS EQUITY Convertible Preferred Stock Common Stock Additional Paid-In Capital Accumulated other comprehensive loss Retained Earnings-Pre-Petition Retained Earnings - Post-Petition Treasury Stock TOTAL SHAREHOLDERS EQUITY TOTAL LIABILITIES AND OWNERS' EQUITY - - 165,188,290 - $ 5, 150,000 1,203,000 57,942,973 (570,716) 70,939,183 294,322 $ 108,256,190 9,822,204 196,337,115 (651,660) (319,l 09,391) 12,513,782 (21,436,702) $ (5,150,000) (1,203,001) (68,717,248) $ 108,256,190 9,822,204 31,148,825 (80,944) (103,687,774) (27,566,667) (21,436,702) $ $ I 10,774,275 - (781 ,848) (12,003,660) (57,243,589) (228,335,363) 51,789,787 134,958,762 $ (14,268,462) $ (1 32,313,838) $ (3,544,868) $ (11,357,286) $ (2,011,232) $ $ 7,640,435 $ (132,313,838) $ 255,127 $ 3,962,222 $ 332,102 $ 135,404,821 FORMMOR-1 (04/07)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE Case No.17-11101 (KJC) In re: Katy Industries, Inc., et al. Debtors CONSOLIDATING BALANCE SHEET (Unaudited) As of August 26, 2017 I Consolidating Fort Wayne Holdings, Inc. 17-11103 17-11104 Consolidated Fort Wayne Holdings, Inc Fort Wayne Holdings, Inc. Fort Wayne Plastices, loc. Eliminations ASSETS CURRENT ASSETS Unrestricted Cash and Equivalents Accounts Receivable (Net) Inventories, net Prepaid Expenses Net Inter-company accounts Other Current Assets TOTAL CURRENT ASSETS PROPERTY AND EQUIPMENT Land and improvements Buildings and improvements Machinery and equipment Less Accumulated Depreciation TOTAL PROPERTY & EQUIPMENT OTHER ASSETS Goodwill, net Lease Deposits Notes Receivable Other intangible asseets, net Investment in unconsolidated subsidiaries TOTAL OTHER ASSETS TOTAL ASSETS $ (0) $ (0) 332,103 332,103 $ 332,103 $ $ $ 332,103 $ $ $ $ $ $ $ $ (10,774,276) 10,774,276 (10,774,276) 10,774,276 $ $ $ $ $ 10,774,276 $ 332,103 $ 332,103 $ (I 0,774,276) FORMMOR-1 (04/07)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE Case No. 17-11101 (KJC) In re:Katy Industries, Inc., et al. Debtors CONSOLIDATING BALANCE SHEET (Unaudited) As of August 26, 2017 I Consolidating Fort Wayne Holdings, Inc. 17-11104 17-11103 Consolidated Fort Wayne Holdings, Inc Fort Wayne Holdings, Inc. Fort Wayne Plastices, Inc. Eliminations LIABILITIES AND OWNER EQUITY LIARILITIES Current Liabilities Accounts Payable Pre-Petition Accounts Payable Post-Petition Accrued Expenses Accrued Compensation Accrued Interest TOTAL CURRENT LIABILITIES NON-CURRENT LIABILITIES Deferred taxes TOTAL NON-CURRENT LIA.BILITIES $ 2,343,335 $ $ 2,343,335 $ 2,343,335 $ $ $ 2,343,335 $ $ $ $ TOTAL LIABILITIES SHAREHOLDERS EQUITY Convertible Preferrred Stock Common Stock Additional Paid-In Capital Accumulated other comphehensive loss Retained Earnings - Pre-Petition Retained Earnings - Post-Petition Treasury Stock TOTAL SHAREHOLDERS EQUITY TOTAL LIABILITIES AND OWNERS' EQUITY 2,343,335 2,343,335 $ $ $ $ (0) 0 10,774,275 10,774,275 (I 0,774,276) 10,774,276 (781,848) (12,003,660) (781,848) (12,003,660) $ (2,011,232) $ (10,774,276) $ 10,774,276 $ (2,0 I I ,232) $ 332,102 $ (10,774,276) $ 10,774,276 $ 332,102 FORMMOR-1 (04/07)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE lore: Katy Industries, Inc., et al. Debtors CONSOLIDATING BALANCE SHEET (Unaudited) As of August 27, 2017 Case No. 17-J 1101 (KJC) 17-11107 17-11109 17-11111 17-11112 17-11113 17-llll4 17-11105 1 7-11106 17-IIJOS 17-11110 Inactive Subsidiariu Eliminations Wabash Holding Co1·p Hermann Lowenstein Inc. American GAge & Machine Company WP Liquidating Corp A•hford Holdin' Coo·p IIPMI, Int. Knty Tewch, Inc. \VII, Inc. TTl, Holdin&s GCW, Inc. ASSETS CURRENT ASSETS Unrestricted Cash and Equi valents Accou nts Receivable (Nel) Notes Receivable Inventories, net Prepaid Expenses Net Inter-company accounts Other Current Assets (attach schedule) TOTAL CURRENT ASSETS PROPERTY AND EQUIPM ENT Land and improvements Buildi ngs and improvements Machinery and equipment Less Accumulated Depreciation TOTAL PROPERTY & EQUIPMENT OTHER ASSETS Goodwill, net Lease Deposits Not es Receivable Other intangible assets, net Investment in unconsolidated subsidiaries TOTAL OTHER ASS ETS (1,181,538) 23,286,555 11,959,550 135,404,821 3,578,827 (28,847,177) 71,480,093 6,1 19,575 23,036,075 25,972,861 11,959,550 135,404,821 3,578,827 (28,847,117) 71,480,093 6,119,575 23,036,075 25,972,861 (1,18t,538) 23,286,555 (4,938,036) 6,119,574 (1,181,538) (4,938,036) s 6,119,574 (1,181,538) 135,404,821 (4,938,036) $ 3,578,827 s (28,847,177) s 77,599,667 $ 6,119,575 s 23,036,075 s s 24,791,323 s (1,181,538) 23,286,555 TOTAL ASSETS 11,959,550 FORMli.«>R·I {()1107)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.
Debtors

Case No. 17-11101 (KJC)

CONSOLIDATING BALANCE SHEET (Unaudited)
As of August 27, 2017

	Inactive Subsidiaries	Eliminations	17-11105 Wabash Holding Corp	17-11106 Katy Teach, Inc.	17-11107 WII, Inc.	17-11108 TTI, Holdings	17-11109 GCW, Inc.	17-11110 Hermann Lowenstein Inc.	17-11111 American Gage & Machine Company	17-11112 WP Liquidating Corp	17-11113 Ashford Holding Corp	17-11114 HPMI, Inc.
LIABILITIES AND OWNER EQUITY												
LIABILITIES												
Current Liabilities												
Accounts Payable	-		-	-	-	-	-	-	-	-	-	-
Accrued Expenses	396,077								396,077			
Accrued Compensation	-											
Accrued Interest	-											
TOTAL CURRENT LIABILITIES	396,077		-	-	-	-	-	-	396,077	-	-	-
DEBT												
Revolver	-											
Senior Term Notes	-											
Subordinated Debt	-											
Capital Leases	-											
Shareholder Notes	-											
Total Debt	-	-	-	-	-	-	-	-	-	-	-	-
NON-CURRENT LIABILITIES												
Post retirement benefits	49,982		-		-				49,982			
Deferred Compensation	-											
Deferred taxes	-											
GAAP Lease Obligations	-											
	-											
TOTAL NON-CURRENT LIABILITIES	49,982	-	-	-	-	-	-	-	49,982	-	-	-
TOTAL LIABILITIES	446,059	-	-	-	-	-	-	-	446,059	-	-	-
SHAREHOLDERS EQUITY												
Convertible Preferred Stock	5,150,000	-	-	-	-	-	-	-	2,650,000	-	2,500,000	-
Common Stock	1,203,000	(500,000)	1,000	1,000					200,000	500,000	1,000,000	1,000
Additional Paid-In Capital	57,942,973	(7,782,135)	6,134,502		44,102,184	7,782,135			6,275,443		1,236,128	194,716
Accumulated other comprehensive loss	(570,716)		(397,537)		(56,432)		(116,747)					
Retained Earnings - Pre-Petition	70,939,183	3,344,099	(2,464,930)	(28,848,177)	33,522,477	(1,662,560)	23,195,730		15,219,821	(1,681,538)	18,550,427	11,763,834
Retained Earnings - Post-Petition	294,322		305,792		31,438		(42,908)					
Treasury Stock	-											
TOTAL SHAREHOLDERS EQUITY	134,958,762	(4,938,036)	3,578,827	(28,847,177)	77,599,667	6,119,575	23,036,075	-	24,345,264	(1,181,538)	23,286,555	11,959,550
TOTAL LIABILITIES AND OWNERS' EQUITY	135,404,821	(4,938,036)	3,578,827	(28,847,177)	77,599,667	6,119,575	23,036,075	-	24,791,323	(1,181,538)	23,286,555	11,959,550

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.
Debtors

Case No. 17-11101 (KJC)
Reporting Period: July 29, 2017 to August 26, 2017

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

	Consolidated	Contential Commercial Products, LLC	Fort Wayne Plastics, Inc.
Accounts Receivable Reconciliation			
Total Accounts Receivable at the beginning of the reporting period	$ -	$ -	$ -
+ Amounts billed during the period	-	-	-
- Amounts collected during the period	-	-	-
+/- Adjustments-Sale of Assets	-	-	-
Total Accounts Receivable at the end of the reporting period	$ -	$ -	$ -
Accounts Receivable Aging from invoice date			
0 - 30 days old	$ -	$ -	$ -
31 - 60 days old	-		
61 - 90 days old	-		
91+ days old	-		
Total Accounts Receivable	$ -	$ -	$ -
Amount considered uncollectible (Bad Debt)	-		
Accounts Receivable (Net)	$ -	$ -	$ -

DEBTOR QUESTIONNAIRE

Must be completed each month	**Yes/No**
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. **Please see the General Notes.**	Yes
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	No
3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	Yes
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below. **The State of Missouri, Department of Labor and Industrial Relations, Division of Workers' Compensation has called a default and terminated the Debtors' self-insurance workers' compensation plan previously maintained in Missouri in accordance with this Court's interim order Dkt. No. 298. IN addition, certain other insurance policies were transferred to the Purchaser as part of the Sale.**	No
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	No

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE Case No. 17-11101(KJC) Reporting Period: August 26, 2017 In re: Katy Industries, Inc., et al. Debtors SUMMARY OF UNDISPUTED UNPAID POST-PETITION DEBTS Number of Days Past Due Over90 Total Cu rrent 0-30 31-60 61-90 Accounts Payable Katy Industries.lnc. Contential Commercial Products.LLC Fort Wayne Plastics, LLC. Total Postposition Debts $ - $ - $ - $ - $ - $ 0 0 $ 0 0 0 Affidavit of the Chief Financial Officer concerning payment of payroll taxes Robert W. Zimmer hereby decl ares under penalty ofpeijury: I am the Chief Financial Officer ofKaty Industries, Inc., one of the debtors in these chapter 11 cases (the "Debtors"). In that capacity, I am familiar with the day-to-day operations, business affairs and books and records ofthe Debtors. T am authorized to submit this Declaration on behalf of the Debtors. 1. All statements in the Declaration are based on my personal knowledge, my review ofthe relevant documents, my discussions with other employees of the Debtors, or my opinion ,based upon my experience and knowledge of the Debtors' operations and financial condition. Ifl were called upon to testify, 1 could and would testily to each ofthe facts set forth based on such personal knowledge, review of documents, discussions with other employees of the Debtors, or opinion. 2. To the best of my knowledge, all payroll taxes either withheld from employees' or levied upon the Debtors' have been timely remitted to the appropriate taxing authority. 3. Dated: September 25, 2017 Respectfully submitted, By: Robert W. Zimmer Title: Chief Financial Officer FORMMOR·I (04/07)